Exhibit 99.1

Citi's Investor Conference
March 2008

Safe Harbor: Some of the information contained in this presentation includes forward-looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

Strategy and Progress Update

Corporate Strategy Simple Strategy- Focus on Quality Quality of People (attract, retain and develop) Quality of Real Estate (high sales productivity, growth)

Glimcher People and our Culture Goal is to be the Employer of Choice in the local market and the Industry Create a culture of teamwork, collaboration, empowerment and openness that inspires our associates to: Outperform Maximize returns for investors Enhance the long-term value of every asset

Strategy Focused on Anchored Retail Exit Non-core Assets Completed exit from community centers in 2006 Sale of non-core mall assets in 2007 Redevelopment of existing properties (Invest in our Core) Selective ground-up development of premium retail (Build Quality) Acquisition of higher quality/ growth assets (Think Opportunistically) Upgrade quality of the Company's real estate portfolio - Improve the ability to generate growth consistently in-line with peer group

Historical Portfolio Metrics o Over 99% of Company's NOI comes from its mall portfolio and associated centers o Consistent sales per square foot growth across regional mall portfolio - 40% increase since 1997 ($258 to $362) o Since 2000, the Company has accomplished the following strategic initiatives: - Sold 100 community centers/ single tenant outparcels - Purchased Westshore Plaza and Eastland Mall - Purchased JV interests in 5 malls - Formed and acquired 2 assets in a JV with Oxford - Sold 4 regional malls that were previously announced as strategic dispositions

Quality of Real Estate - 2007 Update o Sold 4 mall properties generating over $200 million of proceeds o Broke ground on our $45 million redevelopment project at Polaris Fashion Place o Addressed anchor opportunities at several of our malls (JC Penney at Eastland and Ashland, Herberger's and LA Fitness at Northtown) o Commenced construction on our Scottsdale project during the third quarter of this year - over 60% of the project is spoken for through signed leases or letters of intent o Successfully completed the $16 million renovation project at Puente Hills Mall o Closed on the acquisition of Merritt Square Mall in Florida in October

Capital Funding Strategy o Bridge timing issues between dispositions and reinvestment through use of Line of Credit Facility - $470 million borrowing capacity ($300 million outstanding as of December 31, 2007) o Next step in our Asset Management Strategy involves monetizing portions of our trade area dominant portfolio through institutional joint ventures - Limit dilution through JV structure and better pricing on higher quality assets - Address capital needs in 2009 and beyond - Avoids dependency on Wall Street for growth o Bridge timing issues between dispositions and reinvestment through use of Line of Credit Facility - $470 million borrowing capacity ($300 million outstanding as of December 31, 2007) o Next step in our Asset Management Strategy involves monetizing portions of our trade area dominant portfolio through institutional joint ventures - Limit dilution through JV structure and better pricing on higher quality assets - Address capital needs in 2009 and beyond - Avoids dependency on Wall Street for growth

Mall Portfolio Overview

Total Mall Portfolio

GLIMCHER



Scottsdale Quarter
Merritt Square

Market Dominant

- Jersey Gardens
- Lloyd Center
- Mall at Fairfield Commons
- The Mall at Johnson City
- Polaris Fashion Place
- Weberstown Mall
- WestShore Plaza

Trade Area Dominant

- Ashland Town Center
- Colonial Park Mall
- Dayton Mall
- Eastland Mall, OH
- Grand Central Mall
- Indian Mound Mall
- Merritt Square
- Morgantown Mall
- New Towne Mall
- Northtown Mall
- Puente Hills Mall (JV)
- River Valley Mall
- SuperMall of the Great
- Tulsa Promenade (JV)

Held-for-Sale

- Eastland Mall, NC
- Great Mall of the Great Plains

Core Mall Portfolio* o 20 properties located in 13 states o 18.0 million square feet of GLA o Strong tenant diversification o Two categories of properties * Excludes recent acquisitions (Merritt Square) and held-for-sale malls (Eastland, NC and Great Mall)

Minimal Portfolio Risk Nearly 75% of Glimcher's annual minimum rents are derived from tenants representing less than a 1% minimum rent exposure. As of December 31, 2007 % of Total Annualized Annualized Number of GLA of Minimum Minimum Tenant Name Stores Stores Rent Rent Gap, Inc. 29 419,949 $ 6,591,892 3.0% Foot Locker, Inc. 48 194,986 4,644,724 2.1% Sterling Inc. 36 65,226 4,266,093 1.9% AMC Theater 2 148,344 4,189,000 1.9% Limited Brands, Inc. 40 170,740 4,166,568 1.9% Burlington Coat Factory 7 554,839 3,793,640 1.7% Steve & Barry's 11 474,154 3,707,531 1.7% JCPenney Company, Inc. 18 1,808,213 3,462,524 1.6% Sears Holding Corporation 23 2,786,864 3,391,221 1.5% Belks 7 706,730 2,936,344 1.3% Zales
Corporation 39 34,868 2,917,480 1.3% American Eagle Outfitters 20 109,856 2,625,687 1.2% Luxottica Group 34 83,186 2,622,785 1.2% Genesco Inc. 45 63,608 2,470,310 1.1% Saks Incorporated 4 229,843 2,430,954 1.1% Finish Line, Inc. 24 130,170 2,283,070 1.0% Total tenants representing > 1.0% 387 7,981,576 $ 56,499,823 25.5% Note: Information includes wholly-owned and joint venture properties. Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

Balance Sheet Overview

Balanced Capital Strategy o Maintain leverage in the mid 50% range o Utilize secured borrowings with staggered maturities over a ten-year plus time horizon. o Variable rate debt generally limited to short-term maturities (no more than 10% to 20% of total borrowings).

Balance Sheet Metrics o Debt-to-Total Market Cap of 66.2% at 12/31/2007 (67.1% when factoring in pro-rata share of JV debt) o 85% of our debt is fixed at an average rate of 6.1% o Preferred Stock represents 9.0% of total market cap Market Capitalization as of December 31, 2007 Common Shares and Units 24.8% Fixed Rate Debt 56.4% Floating Rate Debt 9.8% Series F 2.6% Series G 6.4%

Manageable Debt Maturities o Debt maturities through 2008 of $118.6 million represent only 7.6% of total outstanding debt o Average fixed rate debt maturity of approximately 5 years o Line of Credit matures 12/09 and has a one-year extension option available Debt Maturities (excluding JV properties) as of December 31, 2007 $0 $100 $200 $300 2008 2009 2010 2011 2012 2013 2014 2015 2016 Later Variable Rate Fixed Rate Line of Credit

2008 Loan Maturities (including JV debt) $'s in thousands % Loan Interest Maturity Loan Ownership Amount Rate Date Knox Village 100% $ 8 ,000 7.4% Feb-08 Puente Hills Mall 52% 4 4,000 5.2% Jun-08 Eastland (NC) 100% 4 3,000 7.8% Sep-08 Morgantown Mall/Commons 100% 5 1,000 6.9% Sep-08 Total '08 Maturities $ 146,000

Sources and Uses $'s in thousands Major Capital Uses Cash Flow from Operations $- Total Real Estate Investment 2 45,000 Debt service principal 19,000 Repayment of Debt on Properties Sold 30,000 Payoff of Maturing Mortgage Debt 1 46,000 Total Uses of Capital $ 440,000 Major Capital Sources Proceeds from Refinancings (Colonial Park, Puente Hills and Morgantown) $ 150,000 Construction Financing on Development/Redevelopment 1 67,000 Proceeds from Property Dispositions 78,000 Line of Credit Usage 45,000 Total Sources of Capital $ 440,000

Development/Redevelopment

Scottsdale Quarter

Scottsdale Quarter Phase I: Q3 2007 - Q1 2009 Phase II: Q1 - 2009 - Q2 2010 Phase III: Q3 2010

Polaris Lifestyle Expansion

Polaris Lifestyle Expansion

Current Pipeline Project Description Total Project Cost (1) Ownership % Pro rata Project Cost Pro rata Project Costs Incurred thru 12/31/2007 (1) Opening Date Project Initial Yield PROPERTY DEVELOPMENTS: Scottsdale Quarter Development of new retail/office $ 250,000 50% $ 1 25,000 $ 5 ,700 Phase 1 Q4-2008 through Q4-2009 8% Scottsdale, Arizona 650,000 square feet lifestyle center PROPERTY REDEVELOPMENT: Polaris Fashion Place Lifestyle Expansion $ 46,000 100% $ 46,000 $ 9 ,500 Q4-2008 through Q4-2009 8% Columbus, Ohio Total Development and Redevlopment $ 296,000 $ 1 71,000 $ 15,200 We anticipate investing another $50 million over the next 18 months in smaller projects or projects in the initial planning phase

180 East Broad Street Columbus, Ohio 43215 (614) 621-9000